Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 29, 2024 (the “Fourth Amendment Effective Date”) to the Credit Agreement referenced below is by and among COMPUTER PROGRAMS AND SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto (the “Lenders”), and REGIONS BANK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of June 16, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Guarantors identified therein, the Lenders identified therein, and Regions Bank, as Administrative Agent and Collateral Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the Required Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.           Amendments to Credit Agreement.

2.1         The definition of Consolidated EBITDA in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (c) depreciation and amortization expense for such period, (d) non-cash compensation expense and other non-cash expenses or charges arising from the granting of stock options, stock appreciation rights or similar arrangements, (e) other non-cash charges and losses (excluding any such non-cash charges or losses to the extent (i) there were cash charges with respect to such charges and losses in past accounting periods, (ii) there is a reasonable expectation that there will be cash charges with respect to such charges and losses in future accounting periods or (iii) such charges or losses relate to the write-down of current assets), (f) any fees and related out-of-pocket expenses incurred as a result of the closing of the First Amendment to this Agreement in an aggregate amount not to exceed $1,000,000 provided that such fees and expenses are incurred no later than 60 days after the First Amendment Effective Date, (g) any expenses with respect to liability or casualty events or business interruption to the extent reimbursed or advanced to the Borrower or any Subsidiary during such period by third party insurance, (h) for any period of four fiscal quarters ending on or after the Closing Date, fees and out-of-pocket expenses incurred in such period in connection with any Permitted Acquisition in an amount not to exceed 10% of the aggregate consideration of such Permitted Acquisition including, for the avoidance of doubt, the reasonably expected value of all earn-out consideration; provided, that the aggregate amount of fees and out-of-pocket expenses added back pursuant to this clause (h) for all anticipated Permitted Acquisitions which are not consummated in such period shall not exceed the greater of $7,000,000 and 10% of Consolidated EBITDA, (i) pro forma “run rate” cost savings, operating expense reductions and synergies (in each case, net of amounts actually realized) related to: (A) the Viewgol Acquisition and fees and expenses related thereto, in an aggregate amount not to exceed $6,600,000 and (B) each other Permitted Acquisitions, restructurings, cost savings initiatives and other initiatives and any fees, costs or expenses related to the implementation of the foregoing, in each case, that are reasonably identifiable and projected by the Borrower to result from actions that have been taken within 12 months after the relevant transaction, (j) fees and expenses related to any Equity Transaction, the incurrence of any Indebtedness permitted to be incurred hereunder or amendments to the Credit Documents (in each case whether or not consummated), (k) losses resulting from any Asset Sales or Involuntary Disposition, (l) costs and expenses related to the investigation by the SEC during the fiscal year ending December 31, 2023, in an aggregate amount not to exceed $1,250,000, (m) costs and expenses related to the voluntary early retirement program during the fiscal year ending December 31, 2023 and (n) fees, costs and expenses identified on the Disclosure Schedule to Fourth Amendment delivered to the Administrative Agent to the extent incurred during the fiscal year ending December 31, 2024 in an amount not to exceed the maximum amount for such category on such schedule and not exceeding $7,250,000; provided that the aggregate amount added back pursuant to clauses (i)(B) and (j) shall not exceed 15% of Consolidated EBITDA (determined prior to giving effect to such adjustments); minus the following to the extent included in calculating such Consolidated Net Income: (x) interest income, (y) non-cash gains (excluding any such non-cash gains to the extent (1) there were cash gains with respect to such gains in past accounting periods or (2) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods) and (z) gains resulting from Asset Sales or Involuntary Dispositions.

2.2         Section 8.8(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b)         Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter of the Borrower specified below to be less than the ratio set forth in the table below corresponding to such fiscal quarter.

Fiscal Quarter End	Minimum Fixed Charge Coverage Ratio
June 30, 2022 through and including December 31, 2023	1.25 to 1.0
March 31, 2024 through and including December 31, 2024	1.15 to 1.0
March 31, 2025 and each fiscal quarter ending thereafter	1.25 to 1.0

3.         Waiver. The Required Lenders hereby waive any Event of Default resulting from the Borrower not being in compliance with Section 8.8(b) as of December 31, 2023; provided, that the Borrower is in compliance with such section after giving effect to this Amendment. The foregoing waiver is a one-time waiver and applies only to this specific instance and shall not relieve the Borrower of its obligation to comply with Section 8.8(b) of the Credit Agreement after the date hereof. For the avoidance of doubt, the Borrower shall calculate Section 8.8(b) of the Credit Agreement in the Compliance Certificate delivered pursuant to Section 7.1(c) of the Credit Agreement for the fiscal quarter ending December 31, 2023 giving effect to this Amendment.

4.         Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

(a)         receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, the Issuing Bank, and the Swingline Lender; and

(b)         receipt by the Administrative Agent of all reasonable fees and expenses required to be paid on or before the Fourth Amendment Effective Date, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent.

5.          Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

6.         Representations and Warranties; No Default. Each Credit Party represents and warrants to the Administrative Agent that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) as of such earlier date, and (b) no event has occurred and is continuing which constitutes an Event of Default or a Default.

7.         Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

8.         Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting (excluding all Liens on Real Estate Assets which have been released by the Collateral Agent) and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

9.         No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.

10.         Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

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11.         Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	COMPUTER PROGRAMS AND SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Christopher L. Fowler
	Name:	Christopher L. Fowler
	Title:	President and Chief Executive Officer

GUARANTORS:	TRUBRIDGE, LLC,
a Delaware limited liability company

By: Computer Programs and Systems, Inc. Its: Managing Member

		By:	/s/ Christopher L. Fowler
		Name:	Christopher L. Fowler
		Title:	President and Chief Executive Officer

EVIDENT, LLC, a Delaware limited liability company

By: Computer Programs and Systems, Inc., Its: Managing Member

		By:	/s/ Christopher L. Fowler
		Name:	Christopher L. Fowler
		Title:	President and Chief Executive Officer

HEALTHLAND HOLDING INC., a Delaware corporation

	By:	/s/ Christopher L. Fowler
	Name:	Christopher L. Fowler
	Title:	President and Chief Executive Officer

HEALTHLAND INC., a Minnesota corporation

	By:	/s/ Christopher L. Fowler
	Name:	Christopher L. Fowler
	Title:	President and Chief Executive Officer

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

RYCAN TECHNOLOGIES, INC., a Minnesota corporation

By:	/s/ Christopher L. Fowler
Name:	Christopher L. Fowler
Title:	President and Chief Executive Officer

INETXPERTS, CORP., a Maryland corporation

By:	/s/ Christopher L. Fowler
Name:	Christopher L. Fowler
Title:	Chief Executive Officer

TRUCODE LLC, a Virginia limited liability company

By:	/s/ Christopher L. Fowler
Name:	Christopher L. Fowler
Title:	Chief Executive Officer

HEALTHCARE RESOURCE GROUP, INC., a Washington corporation

By:	/s/ Christopher L. Fowler
Name:	Christopher L. Fowler
Title:	Chief Executive Officer

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK

	By:	/s/ George Hunter
	Name:	George Hunter
	Title:	Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	REGIONS BANK,
as a Lender, the Issuing Bank and the Swingline Lender

	By:	/s/ George Hunter
	Name:	George Hunter
	Title:	Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Raj Nambiar
Name:	Raj Nambiar
Title:	Sr. Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

HANCOCK WHITNEY BANK

By:	/s/ Angela Dunn
Name:	Angela Dunn
Title:	SVP

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

TRUSTMARK NATIONAL BANK

By:	/s/ Robert F. Diehl, Jr.
Name:	Robert F. Diehl, Jr.
Title:	Executive Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK

By:	/s/ Custis Proctor
Name:	Custis Proctor
Title:	Corporate Banker

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ H. Hope Walker
Name:	H. Hope Walker
Title:	Senior Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

BRYANT BANK

By:	/s/ Gregory E. Strachan
Name:	Gregory E. Strachan
Title:	President - Baldwin County

COMPUTER PROGRAMS AND SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT